APRIL 7, 2016

SUPPLEMENT TO

FIXED INCOME FUNDS

(THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.)

PROSPECTUS DATED MARCH 1, 2016

Robert L. Evans has announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, the sub-adviser to The Hartford World Bond Fund (the “Fund”), as of December 31, 2016.  Accordingly, Mr. Evans will no longer serve as a portfolio manager to the Fund effective June 30, 2016.  Mark H. Sullivan, CFA has been a portfolio manager for the Fund since its inception in 2011 and will continue to serve as a portfolio manager for the Fund.  Accordingly, effective June 30, 2016, all references to Mr. Evans in the Prospectus are deleted in their entirety.

This Supplement should be retained with your Prospectus for future reference.

HV-7266	April 2016